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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 6, 2003

ENBRIDGE ENERGY PARTNERS, L.P.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION)	1-10934 (COMMISSION FILE NO.)	39-1715850 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1100 Louisiana, Suite 3300, Houston, TX 77002
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 821-2000

ITEM 5. OTHER EVENTS

        On April 27, 2001, Enbridge Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Reg. No. 333-59758), as amended by Amendment No. 1 filed on August 9, 2001, Amendment No. 2 filed on October 10, 2001, and Amendment No. 3 filed on October 23, 2001, which became effective on October 25, 2001 (the "Registration Statement"). On May 6, 2003, the Partnership entered into an Underwriting Agreement relating to the offering of up to 3,852,500 Class A Common Units representing limited partner interests in the Partnership (the "Units"), including an over-allotment option to purchase 502,500 units. On May 7, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Units. Exhibits 1.1, 5.1, 8.1, 23.1 and 23.2 to this Form 8-K, relating to the issuance of the Units, are hereby incorporated into such Registration Statement by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 6, 2003, among the Partnership, Enbridge Energy, Limited Partnership, Enbridge Energy Company, Inc., Enbridge Energy Management, L.L.C. and the Underwriters named therein.
5.1	Opinion of Fulbright & Jaworski L.L.P. as to the legality of the securities.
8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.
23.1	Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).
23.2	Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
By:	Enbridge Energy Management, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner
By:	/s/ JODY L. BALKO Jody L. Balko Controller (Duly Authorized Officer and Principal Accounting Officer)

Date: May 8, 2003

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SIGNATURE